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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                ----------------

         Date of Report (Date of Earliest Event Reported) March 13, 2000


                         NORTH FORK BANCORPORATION, INC.

               (Exact Name of Registrant as Specified in Charter)



----------------------------   ------------------------     -------------------
         DELAWARE                     1-10458                    36-3154608
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
     OF INCORPORATION)                                      IDENTIFICATION NO.)


                 275 Broad Hollow Road Melville, New York 11747
               (Address of Principal Executive Offices) (Zip Code)



(Registrant's Telephone Number, Including Area Code)         (516) 844-1004


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ITEM 5.  OTHER EVENTS

North Fork Bancorporation, Inc., a Delaware corporation ("North Fork") announced on March 5, 2000 its intention to commence an offer to exchange 0.9302 of North Fork common stock and $2.00 in cash for each outstanding share of common stock of Dime Bancorp, Inc., a Delaware Corporation ("Dime") including the associated preferred share purchase rights issued pursuant to the Dime Stockholder protection rights plan. This current report on Form 8-K includes (1) certain presentation materials first available to investors on March 6, 2000 and (2) transcript of North Fork conference call which took place on Monday, March 6, 2000.

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

(c)      Exhibits

         99.1 Presentation materials for investors first available on March 6, 2000.

         99.2 Transcript of North Fork Bancorporation, Inc. conference call which took place on Monday, March 6, 2000 at 11:00 AM Eastern Time.


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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: March 13, 2000

                                      NORTH FORK BANCORPORATION, INC.


                                      By: /s/ Daniel M. Healy
                                          -------------------------------------
                                          Name:  Daniel M. Healy
                                          Title: Executive Vice President
                                                 and Chief Financial Officer


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                                  EXHIBIT INDEX

         Exhibit
         Number    Description

         99.1 Presentation materials for investors first available on March 6, 2000.

         99.2 Transcript of North Fork Bancorporation, Inc. conference call which took place on Monday, March 6, 2000 at 11:00 AM Eastern Time.